May 2026

Disclaimer This presentation is provided by X-Energy, Inc. ("X-energy" or the "Company") for informational purposes only and does not purport to contain all information necessary to evaluate X-energy. Viewers should conduct their own evaluation and due diligence. This presentation is not intended to form the basis of any investment decision and does not constitute investment, tax, or legal advice. No representations or warranties, express or implied, are given with respect to this presentation or any information provided, and no responsibility or liability is accepted for any errors, omissions, or misstatements. The information herein is preliminary, subject to change without notice, and X-energy disclaims any duty to update it. FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements that do not relate strictly to historical or current facts. Words such as "anticipate," "believe," "expect," "intend," "may," "plan," "potential," "project," "will," and similar terms may identify forward-looking statements, though their absence does not mean a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements relating to our expected business plans (including receipt of technology and services fees); total addressable market and unit economics; our expectations regarding reaching commercialization and expected timing; our construction and fuel fabrication plans; our expectations regarding receipt of regulatory approvals; our competitive advantage; and future business outlook. These statements are subject to known and unknown risks, uncertainties, and assumptions, and actual results may differ materially due to factors including, but not limited to: our ability to achieve final investment decisions from customers; our ability to deliver a commercial Xe-100; project delays or setbacks; liquidity and capital raising ability; changes or delays in government support or regulatory licenses; cost, schedule, and economic uncertainties from inflation, supply chain constraints (including HALEU access), labor availability, and first-of-a-kind risks; limited operating experience at scale; reliance on specialized suppliers; safety and cybersecurity incidents; uncertain market adoption of SMRs and potential for slower demand growth or project cancellations; competition; reliance on key partners and customers; fuel business dependence on licensing and scaling our fuel fabrication facilities; regulatory, policy, and public perception changes; and ability to recruit and retain talent and protect intellectual property. Additional information on these and other risk factors that could cause results to differ materially from those described in the forward-looking statements can be found in our SEC filings. Any forward-looking statement speaks only as of the date hereof, and we undertake no obligation to update any forward-looking statement except as required by law. INDUSTRY AND MARKET DATA This presentation may contain statistical data and estimates from independent industry publications and internal sources. We have not independently verified such data and make no representations as to its accuracy or completeness. You are cautioned not to give undue weight to these estimates.

What we plan to do License Reactor Technology and Provide Engineering & Lifecycle Services Manufacture and Sell Nuclear Fuel Advanced small modular nuclear reactor (SMR) Gen IV high temperature gas-cooled reactor design (known as the Xe-100) builds upon decades of development and real-world operating experience Meet customer power & industrial heat needs Designed to serve multiple use cases through outputs of electricity and / or high-temperature steam Engineering & Lifecycle Services Service offerings span project planning, assembly coordination, construction support, regulatory support, procurement support and long-term support services Xe-100 reactor1 Anticipate fees for technology and services that begin years before a project is brought online and continue over its life “Most robust nuclear fuel on earth” U.S. Department of Energy describing TRISO fuels2 Proprietary fabrication methods Tri-structural isotropic (“TRISO”) coated particle fuel in pebble form In-house manufacturing TRISO-X, LLC (wholly owned subsidiary) is constructing a facility to fabricate TRISO-X fuel using proprietary methods TRISO-X fuel Anticipate recurring revenue over the anticipated 60-year life of the reactor 1 Figure is intended to represent an illustrative rendering and is for illustrative purposes only 2 Department of Energy: “TRISO Particles: The Most Robust Nuclear Fuel on Earth” (July 9, 2019)

What we don’t plan to do Own & Operate EPC We do not provide any EPC services – our customers select who will build their projects We do not take construction risk – we provide the engineering for the reactor and related budgeting and scheduling services We do not provide construction management services – we do educate EPCs on our offerings to get them comfortable bidding projects X X X We do not generate or sell energy – projects using our reactors will be owned and operated by our customers Our customers are responsible for financing and executing their projects – we do not plan to finance or invest in our customers’ projects We do not bear any significant inventory risk with HALEU – our customers are responsible for procuring nuclear materials; we only provide fuel processing X X X Our business model is not expected to require significant capital after completing design and engineering for our first projects

X-energy's key highlights in 2026

January 2026: Announced 10-year graphite supply agreement with SGL Carbon for reactor components of the Xe-100, including an initial three-year award valued at over $100mm for the first commercial deployment

February 2026: TRISO-X received the first ever NRC Category II license enabling TRISO-X to manufacture advanced nuclear fuel at the co-located TX-1 and TX-2 sites

March 2026: Signed an MOU[1] with IHI to expand U.S.-Japan supply chain development for the Xe-100, exploring commercial-scale manufacturing of nuclear-grade components to support X-energy's ~11.5 GW pipeline

March 2026: Signed an LOI[2] with Talen to evaluate deploying three or more four-unit Xe-100 plants (~1 GW) in Pennsylvania and across the PJM energy market to add clean baseload capacity

April 2026: Announced an upsized initial public offering of Class A common stock at $23 per share and began trading on the Nasdaq Global Select Market under the ticker symbol XE

April 2026: Announced a collaboration with Louisville Gas & Electric Company and Kentucky Utilities Company, subsidiaries of PPL Corporation, to explore Xe-100 deployment in Kentucky

[1] Memorandum of Understanding
[2] Letter of Intent

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Supported by Blue-Chip Customers and Partners 3 Dow, Amazon, Centrica are customers / partners with identified project sites Significant equity investment from Amazon First Projects Underway and in Advanced Stages of Regulatory Review 4 >11 GW of identified projects with first three customers2 Regulatory review underway for first two projects; Dow project Construction Permit Application approval expected by Q1-2027 Innovative Technology Underpinned by Decades of R&D 1 Safer, fast deployment and scalability, all underpinned by decades of high-temperature gas-cooled reactor development and operating experience Attractive Business Model that Focuses on Selling Technology, Services and Fuel 5 Charge fees for technology and engineering services generating significant revenue pre-COD Generate recurring revenue from lifecycle services and fuel over reactor’s anticipated 60-year life Ideal Solution for Emerging AI and Industrial Demand 2 Modular 320 MWe design1 well matched to the power needs of the AI revolution and ideal for industrial electrification The Financial and Human Capital Required to Execute 6 Approximately $1.1B of net proceeds raised in IPO >900 employees with significant nuclear and project execution experience X-energy is a leader in the advanced nuclear space 1 Each Xe-100 plant represents a 320 MWe deployment (four reactors) 2 Assuming each customer exercises its contingent rights in full

1 Innovative Technology Underpinned by Decades of R&D

Xe-100 Design: High-performing advanced reactor

Cleaner Generation
Virtually zero direct carbon emissions during generation

Firm & Reliable ("Always On")
Four individual reactors feed into a common source, which is expected to reduce downtime and support over 95% plant availability

Intrinsic Safety Features without Added Complexity
Design and intrinsic physics of the reactor require fewer mechanical safety systems and less personnel to operate

More Secure than Traditional Nuclear Reactors
TRISO-X pebble fuel is a containment vessel in itself and is able to withstand extreme temperatures without melting

Scalable Over Time
Modularity and simplified safety systems enable scalability of reactors while limiting construction costs

Streamlined Design ("Off-the-Shelf" components)
Design enables the use of off-the-shelf and factory-built components leveraging existing supply chains and shipped channels

Versatility for Both Electricity & Steam
Helium coolant allows the Xe-100 to withstand higher pressure and deliver heat at higher temperatures

Load-following
Designed to ramp down from full power to 40% in minutes and vice versa

Xe-100 Schematic (Illustrative)[2]


NUCLEAR ISLAND
TRISO-X Fuel
Steam Generator
Reactor Core
Spent fuel stored in canisters
Steam at 565°C
CONVENTIONAL ISLAND
Power Generation
Process Heat

One Xe-100 Plant consists of four 80 MWe reactors, for a total capacity of 320 MWe[1]

[1] Each Xe-100 plant represents a 320 MWe deployment (four reactors)
[2] Figure is intended to represent an illustrative rendering and is for illustrative purposes only

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1 Innovative Technology Underpinned by Decades of R&D

TRISO-X fuel: Our proprietary TRISO fuel

Proprietary TRISO-X Fuel Form


Outer Pyrolytic Carbon
Silicon Carbide
Inner Pyrolytic Carbon
Porous Carbon Buffer
Fuel Kernel



~220,000 pebbles form the core of each Xe-100 reactor

Proprietary fabrication methods

More Secure
Self-containment of each pebble reduces need for expensive concrete and steel containment

Robust
Designed to withstand high temperatures without melting

Efficient
Uses HALEU[1] fuel for higher burn up, allowing pebbles to remain in reactor longer and burn off more by-product

Integrated fuel fabrication business

Cutting Edge
Expected to be North America's first purpose-built, commercial, advanced nuclear Category II fuel fabrication facility

Reduced Risk
50/50 cost share with the U.S. Department of Energy through the ARDP for TX-1

At Scale
Expected to enable simultaneous fueling of an initial fleet of Xe-100 reactors, meeting large-scale deployment needs



TX-1 Rendering

[1] High-Assay Low-Enriched Uranium

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1 Innovative Technology Underpinned by Decades of R&D

Commercial fuel fabrication facility development

Fuel Fabrication Pilot Facility



X-energy TRISO-X Fuel Fabrication Pilot Facility at Oak Ridge National Laboratory

- **TRISO-X pilot plant operational since 2016**
- Currently producing kilogram batch quantities of TRISO-X
- To be temporarily shut down and relocated from Oak Ridge National Laboratory to property in Oak Ridge, TN
- Will then serve as the 'laboratory' for future TRISO-X fuel development

First Commercial Fuel Fabrication Facility



North America's First Commercial Advanced Nuclear Fuel Fabrication Facility

- First TRISO-X fuel facility (TX-1) is expected to support 11 Xe-100 reactors at steady state operations; **target fabrication beginning in first half of 2028**
- TX-1 awarded a ~$150M tax credit from DOE for U.S. FOAK advanced nuclear fuel fabrication facility
- TX-2 design is well underway

Expected incremental fuel facilities assumed to have production capacity similar to TX-2

Plant	Estimated Annual Nameplate Capacity (MTU)[1]	Expected Annual Capacity (# of Xe-100s)[2]
TX-1	6.25 MTU/yr	11
TX-2	25 MTU/yr	44

NRC completed the review and approved the first-ever Part 70 HALEU Fuel Fabrication license in February 2026 for TX-1 and TX-2

[1] Throughput capacity assumes 80% capacity factor resulting in 5 MTU and 20 MTU, respectively
[2] Number of operating Xe-100 reactors that can be refueled annually at capacity factored capacity, assuming no start-ups

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Vertical construction has begun and is >50% complete Vertical Construction Phase 2A: Clark Construction Group was selected Full vertical construction execution began in September 2025 Facility Construction / Equipment Installation Phase 2B: Phase 2B equipment installation expected commencement in mid-2026 Construction expected completion in 2027 for target operations beginning in first half of 2028 X-energy is progressing on construction of its first-of-a-kind TRISO-X fuel facility in Oak Ridge, TN Oak Ridge, TN TX-1 Design and Construction Update Vertical Construction X-energy is progressing on construction of its first-of-a-kind TRISO-X fuel facility in Oak Ridge, TN TRISO-X fuel facility updates 1 Innovative Technology Underpinned by Decades of R&D

2 Ideal Solution for Emerging AI and Industrial Demand

Power demand in key markets driven by AI and industrial growth

X-energy has the potential to unlock ~$2.3 trillion of revenue potential by 2050[1]

1) Global electricity demand expected to increase more than **75% by 2050**

2) **Capacity additions:** 1,146 GW by 2050

3) **Capacity additions:** 158 GW by 2050 (anticipated SMR SAM) = ~$2.3T revenue potential[1]


Global TAM
US / Canada / UK TAM
(~30% of global)
US / Canada / UK SAM
(~37% of TAM)
~$2.3 Trillion Total Revenue Potential[1]
(Capacity in US / Canada / UK by 2050)

Market driven by the growing load growth demand from AI and industrial use[2]

U.S. FUTURE ELECTRICITY DEMAND (TWh)[3]


Other Demand Drivers
Industrial
Data Centers
23% CAGR
33% CAGR
930
288
62
580
482
181
29
271
117
34
3
79
2025
2030
2035

[1] 2024 PA Consulting Report; Revenue potential assumes: 158 GW = ~494 four-reactor plants multiplied by ~$4.7bn in revenue per plant to arrive at the ~$2.3 trillion in total revenue potential
[2] BNEF New Energy Outlook 2025
[3] Base case year of 2024

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Visibility to approximately 11.5 gigawatts across 144 reactors1 First-of-a-Kind (“FOAK”) Deployment 320 MWe Xe-100 plant at Dow’s Seadrift Operations site in Texas Material funding support from the U.S. government through the Advanced Reactor Demonstration Program Industrial Heat Early 2030s2 First SMR Data Center Partner in U.S. Options to bring more than 5 GW of planned projects for development in 2030s First project expected in Washington state for 320 MWe, with potential to upsize to 960 MWe (i.e., three Xe-100 plants) AI Demand 2030s2 First SMR Utility Customer in the U.K. Approximately 6 GW of power to be deployed across the U.K. First deployment expected at Hartlepool site for a 320 MWe Xe-100 plant with potential to upsize Energy Security Mid-2030s2 1 Excludes contemplated pipeline projects from LOIs and assumes each customer exercises its contingent rights in full 2 Expected timeline to completion Customer relationships create a path to commercialization 3 Supported by Blue-Chip Customers and Strategic Investors amazon

4 First Projects Underway and in Advanced Stages of Regulatory Review

Dow project anticipated licensing status


May 2025
PLM Acceptance
Dec 2025
PLM Supplements
Nov 2026
PLM FSER
Aug 2026
PLM ASER
March 2025
PLM CPA Submittal
Feb 2026
PLM DSER
May 2026
PLM EA
Oct 2026
PLM PSAR
Rev1
Dec 2026
PLM CP
Project Long Mott (PLM)
Current Schedule
Mar 2025 – Dec 2026
Mar 2025
Jul 2025
Oct 2025
Jan 2026
Apr 2026
Today
Jul 2026
Oct 2026
Jan 2027

- **Sustained high-quality engagements with NRC are keeping project on schedule**
- **Safety Review**
  - NRC completed Draft Safety Evaluation Report (DSER) on schedule
  - Remaining open items on track to be closed by August 2026 Advanced Safety Evaluation Report (ASER) milestone
  - Potential opportunity to accelerate overall schedule based on success to date
- **Environmental Review**
  - Achieved closure of all NRC questions in only 8 months (May 2025 – January 2026)
  - NRC completed its Environmental Assessment ahead of schedule in May 2026, concluding with a Finding of No Significant Impact (FONSI)
  - Dow and X-energy received first ever Environmental Assessment for a commercial nuclear power reactor
- **Construction Permit issuance anticipated by Q1 of 2027**

Note: "CPA" = Construction Permit Application; "CP" = Construction Permit; "DSER" = Draft Safety Evaluation Report; "FSER" = Final Safety Evaluation Report; "ASER" = Advanced Safety Evaluation Report; "EA" = Environmental Assessment; "FONSI" = Finding of No Significant Impact; "PSAR" = Preliminary Safety Analysis Report

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5 Attractive Business Model that Focuses on Selling Technology, Services and Fuel

X-energy has a differentiated business model

	Development & Engineering	Construction	Operation
Services	$2.5M – $4.1M per MW | $800M – $1,300M per 320 MWe plant		
Technology Fee	$15.6K – $93.8K per MW | $50 – $300M per 320 MWe plant		
Fuel			$4.9M – $9.8M per MW | $1,560M – $3,125M per 320 MWe plant

~15–35% of Reactor Revenue Received Prior to and Including COD

Total $7.5M – $14.8M revenue per MW over a project's lifespan | $2.4B – $4.7B per 320 MWe plant

We plan to begin generating revenue from the inception of a project and continue generating revenue over its anticipated 60-year life

Note: Amounts are based on estimated cumulative revenues over the anticipated 60-year life of the reactor; Dollar figures rounded to closest billions, millions, or thousands unless otherwise noted; Percentages rounded to nearest 5%; The illustrative unit economics presented are estimates only, reflecting management's current expectations and based on numerous assumptions. The illustrative unit economics presented may not be realized, and actual results could differ materially from the illustrative estimates presented

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Offerings Timing Recurring Detail Reactor Technology Fees Pre-COD - Earned across various project development milestones pre-COD Services Pre-COD / Post-COD Lifecycle offerings spanning project planning, assembly coordination, construction support, regulatory support, procurement support, and lifecycle services Fuel TRISO-X Fuel Fabrication COD / Post-COD Plans to fabricate TRISO-X fuel using a proprietary method Initial and subsequent fuel loads provided to our Xe-100 customers throughout the anticipated 60-year operational life Note: One Xe-100 Plant consists of four 80 MWe reactors, for a total capacity of 320 MWe 1 2 X-energy operates an intellectual property-driven nuclear reactor and fuel business … and benefits from recurring revenue streams 5 Attractive Business Model that Focuses on Selling Technology, Services and Fuel

Reactor: Services Fee 60-year expected life Each four-reactor Xe-100 plant is expected to generate ~$2.4bn – $4.7bn in revenue throughout its lifecycle Expected Reactor Revenue Timeline Development COD Reactors: Technology fee Reactors: Services Fuel Includes initial fuel load and subsequent fuel fabrication services Total Revenue ($mm) $50 - $300 $800 - $1,300 $1,560 - $3,125 $2,410 – $4,725 Costs ($mm) - $565 - $930 $1,095 – $1,250 $1,660 – $2,180 Gross Margin ($mm) $50 – $300 $235 - $370 $465 – $1,875 $750 – $2,545 Margin 100% 20-30% 30% - 60% 30% - 55% Reactor: Technology Fee Fuel Source: X-energy Corporate Model Note: Dollar figures in millions unless otherwise noted; Dollar figures rounded to nearest $5 million; Percentages rounded to nearest 5%; The illustrative unit economics presented are estimates only, reflecting management’s current expectations and based on numerous assumptions The illustrative unit economics presented may not be realized, and actual results could differ materially from the illustrative estimates presented Xe-100 unit economics 5 Attractive Business Model that Focuses on Selling Technology, Services and Fuel

6 The Financial and Human Capital Required to Execute

ARDP award and ongoing funding validates our technology progress and creates a build cost and speed moat

Advanced Reactor Demonstration Program

U.S. DEPARTMENT of ENERGY + X-ENERGY

	Cost Share Structure			
Category	**X-energy**	**DOE**	**Dow**	**Ultimate Owner**
Design & Regulatory	50%	50%	--	X-ENERGY *X-energy owns 100% of the reactor IP[1]*
 **TX-1 Fuel Fabrication Facility**	50%	50%		X-ENERGY *X-energy owns 100% of facility*
Texas **First of a kind (FOAK) Xe-100 "4-reactor design"**	--	50%	50%	DOW *Dow owns 100% of plant*

In addition to the DOE funding, X-energy awarded a ~$150mm ITC[2]

Note: One Xe-100 Plant consists of four 80 MWe reactors, for a total capacity of 320 MWe
[1] Conventional island intellectual property and IP for equipment and processes that sit outside both nuclear and conventional plant areas will be owned by Dow
[2] ITC refers to the 48C Qualifying Advanced Energy Project Credit

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Continue to Develop our Next Generation Technology Execute on Attractive Business Development Pipeline Continue Geographic Expansion Leverage Repeated Project Execution Learnings to scale from FOAK to NOAK Drive Technology Advancements Goal of achieving commercial delivery of our first fleets of reactors by the early 2030s We have produced TRISO fuel in kilogram batch quantities and have begun construction on our first commercial fuel fabrication facility We are initially focused on deploying our advanced SMRs to both industrial and data centers We also plan to serve traditional utilities seeking to replace carbon-intensive fossil-fueled power plants in their jurisdictions Starting with Dow and Amazon, X-energy is already working to deliver eight reactors across sites at Seadrift, TX and Richland, WA With substantial further targeted pipeline with Amazon and Centrica, we expect to be able to achieve reductions in costs Our initial core markets the United States, Canada and the United Kingdom have sophisticated regulators We already have customer engagement in new markets, including Eastern Europe, the Middle East, and East Asia Using our innovative technology platform, we believe that we are well-positioned to continue making technology advancements Improvements include optimizing the Xe-100 for industrial heat applications to support more efficient hydrogen production processes Growth strategies

X-energy's value proposition

1 Industry Leading Technology



Xe-100[1]



TRISO-X fuel

- **Clean:** Virtually zero carbon emission during operations
- **Safe:** Intrinsic safety features
- **Reliable:** 95%+ availability expected
- **Scalable:** Optimized four-reactor design

2 Differentiated Platform

- **Strong base of customers & partners**

Dow, centrica, amazon, ARES, Jane Street, ARK INVEST

- **Government cost share on FOAK project**

U.S. DEPARTMENT of ENERGY

Advanced Reactor Demonstration Program

3 Compelling Market Position

- **Generational power demand growth…**

AI Electricity Demand in the US[2]


~4x
108TWh
426TWh
2020
2030

- **…that X-energy is well positioned to serve**

P *Baseload Power* | **P** *Scalable* | **P** *Clean*

[1] Figure is intended to represent an illustrative rendering and is for illustrative purposes only
[2] IEA – Energy and AI Report (April 2025)

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